UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2008


                                EASY ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                      000-53002                 26-0204284
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                           Suite 105 - 5348 Vegas Dr.
                               Las Vegas, NV 89108
                     (Address of principal executive office)

                               Tel: (702) 442-1166
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

We are filing this amendment to our Current Report on Form 8-K filed on March 24, 2008 (the "Original 8-K") to include exhibits to the Securities Purchase Agreement ("SPA") dated as of March 10, 2008 between us and Tailor Made Capital, Ltd., filed as Exhibit 4.1 to the Original 8-K. The complete SPA is being refiled as Exhibit 4.1 to this Form 8-K/A. The exhibit list in Item 9.01 has also been revised to refer to the exhibits as being filed rather than furnished and to provide a more detailed title for each exhibit. This amendment is limited in scope to such corrections and does not amend, update, or change any other items or disclosures contained in the Original 8-K. Accordingly, other items that remain unaffected are omitted in this filing. Except as described in this paragraph, we do not purport by this Form 8-K/A to update any of the information contained in the Original 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed as part of this report on Form 8-K:

4.1 Securities Purchase Agreement dated as of March 10, 2008 by and between Easy Energy, Inc. and Tailor Made Capital, Ltd.

4.2 Registration Rights Agreement dated as of March 10, 2008 between Easy Energy, Inc. and Tailor Made Capital Ltd. (Incorporated by reference to
     Exhibit 4.2 to Easy Energy, Inc.'s Current Report on Form 8-K filed March 24, 2008.)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EASY ENERGY, INC.


Date: July 7, 2008                        By:  /s/ Guy Ofir
                                             ------------------------------
                                             Guy Ofir
                                             President and Director


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